[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]

                              MFS(R) GOVERNMENT
                              MORTGAGE FUND
                              SEMIANNUAL REPORT o JANUARY 31, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 26)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 19
MFS' Year 2000 Readiness Disclosure ....................................... 25
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the six months ended January 31, 2000, Class A shares of the Fund provided a total return of 0.64%, Class B shares 0.24%, and Class I shares 0.93%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 0.48% return for the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, and to a 1.10% return for its benchmark, the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding.

Q.  WHAT IS THE OVERALL STRATEGY OF THE FUND?

A. The Fund is a U.S. government-quality, intermediate bond offering. Our goal is to offer higher yields than a Treasury-only portfolio, with higher credit quality than a corporate bond portfolio. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We try to keep the duration, or interest rate sensitivity, of the portfolio slightly less than that of a five-year Treasury bond and approximately equal to that of the Lehman Brothers GNMA Index. In general, the longer the duration of a bond or a portfolio, the more its value will fluctuate in response to interest-rate changes. Thirty- year Treasury bonds, for example, will usually be more sensitive to interest-rate changes than five-year Treasury bonds.

Q.  HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

A. Although 1999 was the worst overall year for the bond markets since 1994, due largely to three rate increases by the Federal Reserve Board (the Fed), mortgage-backed securities fared significantly better than Treasuries; this kept the Fund's returns positive, as opposed to some other types of bond funds which declined in value during the period.

    The GNMA, or "Ginnie Mae," bonds that comprised most of the Fund (94.4% as of January 31, 2000) benefited from two factors. First, the yields of mortgage-backed securities averaged roughly 150 basis points (1.50%) higher than Treasuries over the period. Second, the spread -- the difference between the interest-rate yields of Treasuries and mortgage-backed securities -- narrowed during the period, which increased the price of mortgage-backed securities relative to Treasuries.

Q. WHAT IS YOUR OUTLOOK ON THE HOUSING MARKET AND THE OPPORTUNITIES IT POTENTIALLY MAY OFFER FOR THE PORTFOLIO?

A. The housing market has been stronger throughout this recent rise in interest rates than many industry participants expected. We think housing has been strong for a variety of reasons. First and foremost, home purchases have been driven by employment, and the very favorable employment situation has helped create a robust demand for housing. Lower interest rates might enable people to buy more expensive homes, but we believe new jobs and promotions are the strongest drivers of home purchases. We feel another factor is the declining cost of originating a mortgage. Technological advances, particularly those involving the use of the Internet, appear to us to be driving down the cost of purchasing a home. An additional reason we believe the housing market may remain strong is the wealth created by a rising stock market. Yet another factor we believe has been the appreciation in the value of existing homes. According to our research, in the recent environment many homes have appreciated 6% - 8% or more per year, giving people a great deal of equity they can use to buy a new home. Finally, recent tax-law changes have created tax-free capital gains on home sales. We believe this combination of factors has helped drive the housing market in recent years and can continue to do so within the current environment of rising rates -- and that, in fact, this strong housing environment with higher rates will create securities with higher yields that can potentially benefit investors in the Fund.

Q.  HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. To try to take advantage of market conditions, we vary the structure of the portfolio in two major dimensions: its weighting in mortgage-backed securities versus other sectors, and its overall duration. At present, our duration is slightly less than that of our benchmark, the Lehman Brothers GNMA Index, because we expect that rates will still rise a bit, especially in the first half of 2000.

    Our weighting in GNMA securities as of the end of the period was slightly less than that of the index, but greater than those of many similar funds. We think that current mortgage spreads, at about 1.4% over Treasuries, represent great long-term value. We also believe that we will be rewarded with some further narrowing of mortgage spreads over the course of the year.

    Within the GNMA portion of the portfolio, we divide our mortgage allocation between 15- and 30-year mortgages. We currently prefer 30-year mortgages because they have been yielding a wider spread than 15-year mortgages. We have also tended to focus on new mortgages, which have carried rates in the 7.5% - 8% range, rather than older 6% mortgages which are priced at a discount to their face value.

    Other than mortgage-backed securities, the portfolio includes U.S. Treasuries (1.5%) and cash (2.2%) sectors. Treasury bonds are in the portfolio to help manage the average duration and also because they are somewhat more liquid than mortgage-backed securities. The cash sector is a stabilizing element in an environment of changing interest rates and, being totally liquid, also helps facilitate share movement in and out of the Fund.

Q.  HOW DO YOU FEEL ABOUT THE OVERALL ECONOMY GOING FORWARD?

A. We believe the economy has fairly strong momentum going into the first quarter of 2000, as growth in the third and fourth quarters of 1999 was around 4% to 5%. We believe there is also a lot of natural momentum in the first quarter of most years because many people receive bonuses and tax refunds. Those factors, plus what we expect will be a continued strong stock market, should tend to increase consumer purchases.

    We are still optimistic that inflation will remain low because the productivity story is just terrific; we feel technology's impacts on the economy are really still at the first or second stages of a long cycle. So we don't think inflation is going to be too much of a problem this year. Although the market seems to expect the Fed will raise rates a few times in the first quarter -- and we agree with that expectation -- we believe that for the year as a whole, rates will either stay the same or actually end up declining.

Q.  HOW DO YOU EXPECT THIS ECONOMIC ENVIRONMENT TO IMPACT THE FUND'S
    PERFORMANCE?

A. In the short term, we believe our performance will be relatively stable compared to Treasuries, because the bond market has already taken into account the expectation that the Fed will raise rates in the first quarter. But we expect that, over the next couple of years, we're going to see rates start to come back down. That could present opportunities in the bond markets going forward because the value of the bonds we hold could rise as rates decrease.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

D. RICHARD SMITH IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND AND MFS(R) GOVERNMENT LIMITED MATURITY FUND.

MR. SMITH JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                        PRESERVATION OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 9, 1986

CLASS INCEPTION:        CLASS A  JANUARY 9, 1986
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS I   JANUARY 2, 1997

SIZE:                   $634.3 MILLION NET ASSETS AS OF JANUARY 31, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH JANUARY 31, 2000

CLASS A
                                              6 Months        1 Year       3 Years       5 Years      10 Years
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +0.64%        -1.36%       +13.72%       +34.71%       +83.67%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         -1.36%       + 4.38%       + 6.14%       + 6.27%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         -6.05%       + 2.70%       + 5.11%       + 5.75%
----------------------------------------------------------------------------------------------------------------

CLASS B
                                              6 Months        1 Year       3 Years       5 Years      10 Years
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +0.24%        -2.15%       +11.15%       +29.90%       +75.47%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         -2.15%       + 3.59%       + 5.37%       + 5.78%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         -5.87%       + 2.70%       + 5.05%       + 5.78%
----------------------------------------------------------------------------------------------------------------

CLASS I
                                              6 Months        1 Year       3 Years       5 Years      10 Years
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +0.93%        -0.95%       +14.70%       +35.92%       +85.32%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         -0.95%       + 4.68%       + 6.33%       + 6.36%
----------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

The Fund may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling interest rates. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2000

PORTFOLIO STRUCTURE

U.S. Treasuries                    1.5%
Other                              0.8%
Mortgage Backed                   95.5%
Cash                               2.2%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2000

Bonds - 97.0%
------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)             VALUE
------------------------------------------------------------------------------
U.S. Government Guaranteed - 95.9%
  Government National Mortgage Association - 94.4%
    GNMA, 6s, 2028                                 $  6,599       $  5,893,820
    GNMA, 6.5s, 2023 - 2029                         194,257        179,599,265
    GNMA, 7s, 2023 - 2099                           174,164        166,037,151
    GNMA, 7.5s, 2017 - 2029                         127,023        124,102,600
    GNMA, 8s, 2016 - 2029                            87,136         86,993,873
    GNMA, 8.5s, 2017                                 13,867         14,239,634
    GNMA, 9s, 2008 - 2025                            15,904         16,548,382
    GNMA, 9.5s, 2009 - 2010                           4,721          4,975,781
    GNMA, 12.5s, 2011                                   240            270,524
                                                                  ------------
                                                                  $598,661,030
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.5%
    U.S. Treasury Notes, 6s, 2009                  $ 10,000       $  9,531,200
------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $608,192,230
------------------------------------------------------------------------------
U.S. Federal Agencies - 1.1%
  Federal Home Loan Mortgage Corporation - 0.1%
    FHLMC, 6.5s, 2029                              $    181       $    168,257
    FHLMC, 8.5s, 2009 - 2017                             17             17,322
    FHLMC, 9s, 2020 - 2021                              278            286,724
    FHLMC, 9.5s, 2013 - 2021                            137            143,072
                                                                  ------------
                                                                  $    615,375
------------------------------------------------------------------------------
  Federal National Mortgage Association - 0.9%
    FNMA, 8.5s, 2004 - 2008                        $    113       $    114,584
    FNMA, 9s, 2002 - 2007#                            5,657          5,828,097
                                                                  ------------
                                                                  $  5,942,681
------------------------------------------------------------------------------
  Other - 0.1%
    United States Department of Veteran Affairs,
      7.5s, 2013                                   $    811       $    811,082
------------------------------------------------------------------------------
Total U.S. Federal Agencies                                       $  7,369,138
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $646,797,916)                       $615,561,368
------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
------------------------------------------------------------------------------
    Goldman Sachs, dated 1/31/00, due 2/1/00,
      total to be received $13,932,198 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at cost                                      $ 13,930       $ 13,930,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $660,727,916)                 $629,491,368
Other Assets, Less Liabilities - 0.8%                                4,828,581
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $634,319,949
------------------------------------------------------------------------------
#Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JANUARY 31, 2000
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $660,727,916)       $629,491,368
  Receivable for Fund shares sold                                2,039,752
  Interest receivable                                            4,418,771
  Other assets                                                      11,082
                                                              ------------
      Total assets                                            $635,960,973
                                                              ------------
Liabilities:
  Payable to custodian                                        $    270,115
  Payable for Fund shares reacquired                               904,944
  Payable for daily variation margin on
    open futures contracts                                          14,063
  Payable to affiliates -
    Management fee                                                  20,943
    Shareholder servicing agent fee                                  5,236
    Distribution and service fee                                    17,089
    Administrative fee                                                 786
  Accrued expenses and other liabilities                           407,848
                                                              ------------
      Total liabilities                                       $  1,641,024
                                                              ------------
Net assets                                                    $634,319,949
                                                              ============
Net assets consist of:
  Paid-in capital                                             $722,800,121
  Unrealized depreciation on investments                       (31,430,958)
  Accumulated net realized loss on investments                 (57,597,546)
  Accumulated undistributed net investment income                  548,332
                                                              ------------
      Total                                                   $634,319,949
                                                              ============
Shares of beneficial interest outstanding                      101,597,522
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $569,849,005 / 91,292,776 shares of
    beneficial interest outstanding)                             $6.24
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $6.55
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $64,470,839 / 10,304,729 shares of
    beneficial interest outstanding)                             $6.26
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $105 / 16.816 shares of
    beneficial interest outstanding)                             $6.24
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JANUARY 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest Income                                              $ 23,667,241
                                                               ------------
  Expenses -
    Management fee                                             $  1,507,829
    Trustees' compensation                                           30,134
    Shareholder servicing agent fee                                 333,524
    Distribution and service fee (Class A)                          726,219
    Distribution and service fee (Class B)                          447,233
    Administrative fee                                               36,506
    Custodian fee                                                   106,003
    Printing                                                          4,857
    Postage                                                          76,920
    Auditing fees                                                    18,694
    Legal fees                                                        2,751
    Miscellaneous                                                   235,006
                                                               ------------
      Total expenses                                           $  3,525,676
    Fees paid indirectly                                            (97,913)
    Reduction of expenses by investment adviser                    (166,897)
                                                               ------------
      Net expenses                                             $  3,260,866
                                                               ------------
        Net investment income                                  $ 20,406,375
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $ (5,769,243)
    Futures contracts                                              (124,171)
                                                               ------------
      Net realized loss on investments                         $ (5,893,414)
                                                               ------------
  Change in unrealized depreciation -
    Investments                                                $ (9,291,106)
    Futures contracts                                              (129,687)
                                                               ------------
      Net unrealized loss on investments                       $ (9,420,793)
                                                               ------------
        Net realized and unrealized loss on investments        $(15,314,207)
                                                               ------------
          Increase in net assets from operations               $  5,092,168
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED            YEAR ENDED
                                                         JANUARY 31, 2000         JULY 31, 1999
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 20,406,375          $  43,909,164
  Net realized loss on investments                            (5,893,414)           (10,812,341)
  Net unrealized loss on investments                          (9,420,793)           (23,325,499)
                                                            ------------          -------------
      Increase in net assets from operations                $  5,092,168          $   9,771,324
                                                            ------------          -------------

Distributions declared to shareholders -
  From net investment income (Class A)                      $(17,355,155)         $ (36,316,688)
  From net investment income (Class B)                        (2,344,804)            (6,273,606)
  From net investment income (Class I)                            (1,541)                (3,294)
  From paid-in capital (Class A)                               --                    (1,390,020)
  From paid-in capital (Class B)                               --                      (240,095)
  From paid-in capital (Class I)                               --                          (126)
                                                            ------------          -------------
      Total distributions declared to shareholders          $(19,701,500)         $ (44,223,829)
                                                            ------------          -------------
Net decrease in net assets from Fund share transactions     $(41,822,260)         $ (86,905,441)
                                                            ------------          -------------
      Total decrease in net assets                          $(56,431,592)         $(121,357,946)
Net assets:
  At beginning of period                                     690,751,541            812,109,487
                                                            ------------          -------------

  Atend of period (including accumulated undistributed
    net investment income of $548,332 and accumulated
    distributions in excess of net investment income of
    $156,543, respectively)                                 $634,319,949          $ 690,751,541
                                                            ============          =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                             JANUARY 31, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 6.39            $ 6.69          $ 6.72          $ 6.53          $ 6.65          $ 6.49
                                       ------            ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment income(S)             $ 0.20            $ 0.39          $ 0.43          $ 0.44          $ 0.45          $ 0.45
  Net realized and unrealized
    gain (loss) on investments          (0.16)            (0.30)          (0.03)           0.18           (0.14)           0.14
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.04            $ 0.09          $ 0.40          $ 0.62          $ 0.31          $ 0.59
                                       ------            ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income           $(0.19)           $(0.38)         $(0.41)         $(0.42)         $(0.42)         $(0.42)
  From net realized gain on
    investments                          --                --             (0.02)           --              --              --
  From paid-in capital                   --               (0.01)           --             (0.01)          (0.01)          (0.01)
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders       $(0.19)           $(0.39)         $(0.43)         $(0.43)         $(0.43)         $(0.43)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 6.24            $ 6.39          $ 6.69          $ 6.72          $ 6.53          $ 6.65
                                       ======            ======          ======          ======          ======          ======
Total return(+)                          0.64%++           1.31%           6.17%           9.90%           4.76%           9.60%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                           0.90%+            0.93%           0.97%           1.09%           1.16%           1.25%
    Net investment income                6.19%+            5.86%           6.43%           6.75%           6.75%           6.99%
Portfolio turnover                         42%              177%             72%             33%             25%             87%
Net assets at end of period
  (000,000 omitted)                      $570              $597            $657            $653            $541            $534

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income            $ 0.37            $ 0.39            --              --              --              --
      Ratios (to average netassets):
        Expenses##                       0.95%+            0.97%           --              --              --              --
        Net investment income            6.14%+            5.82%           --              --              --              --
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If thecharge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                             JANUARY 31, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 6.40            $ 6.70          $ 6.72          $ 6.53          $ 6.65          $ 6.49
                                       ------            ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment income                $ 0.18            $ 0.34          $ 0.38          $ 0.40          $ 0.40          $ 0.41
  Net realized and unrealized
    gain (loss) on investments          (0.15)            (0.30)          (0.03)           0.17           (0.13)           0.14
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.03            $ 0.04          $ 0.35          $ 0.57          $ 0.27          $ 0.55
                                       ------            ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income           $(0.17)           $(0.33)         $(0.35)         $(0.37)         $(0.38)         $(0.38)
  From net realized gain on
    investments                          --                --             (0.02)           --              --              --
  From paid-in capital                   --               (0.01)           --             (0.01)          (0.01)          (0.01)
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders       $(0.17)           $(0.34)         $(0.37)         $(0.38)         $(0.39)         $(0.39)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 6.26            $ 6.40          $ 6.70          $ 6.72          $ 6.53          $ 6.65
                                       ======            ======          ======          ======          ======          ======
Total return                             0.24%++           0.49%           5.40%           9.09%           3.98%           8.81%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           1.65%+            1.68%           1.72%           1.78%           1.87%           1.98%
    Net investment income                5.42%+            5.11%           5.67%           6.02%           6.01%           6.28%
Portfolio turnover                         42%              177%             72%             33%             25%             87%
Net assets at end of period
  (000,000 omitted)                       $64               $94            $155            $286            $553            $812

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income            $ 0.33            $ 0.34            --              --              --              --
      Ratios (to average net assets):
        Expenses##                       1.70%+            1.72%           --              --              --              --
        Net investment income            5.37%+            5.07%           --              --              --              --
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED JULY 31,
                                                 SIX MONTHS ENDED          ----------------------------------------------
                                                 JANUARY 31, 2000                1999              1998             1997*
                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 6.38              $ 6.39            $ 6.72            $ 6.59
                                                           ------              ------            ------            ------

Income from investment operations# -
  Net investment income(S)                                 $ 0.21              $ 0.41            $ 0.44            $ 0.31
  Net realized and unrealized gain (loss) on
    investments                                             (0.15)              (0.30)            (0.02)             0.09
                                                           ------              ------            ------            ------
      Total from investment operations                     $ 0.06              $ 0.11            $ 0.42            $ 0.40
                                                           ------              ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                               $(0.20)             $(0.41)           $(0.43)           $(0.26)
  From net realized gain on investments                      --                  --               (0.02)             --
  From paid-in capital                                       --                 (0.01)             --               (0.01)
                                                           ------              ------            ------            ------
      Total distributions declared to shareholders         $(0.20)             $(0.42)           $(0.45)           $(0.27)
                                                           ------              ------            ------            ------
Net asset value - end of period                            $ 6.24              $ 6.38            $ 6.69            $ 6.72
                                                           ======              ======            ======            ======
Total return                                                 0.93%++             1.42%             6.47%             6.19%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                               0.65%+              0.68%             0.73%             0.73%+
    Net investment income                                    6.38%+              6.11%             6.67%             7.06%+
Portfolio turnover                                             42%                177%               72%               33%
Net assets at end of period (000 omitted)                     $--                 $61               $51              $113

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                $ 0.40              $ 0.41              --                --
      Ratios (to average net assets):
        Expenses##                                           0.70%+              0.72%             --                --
        Net investment income                                6.33%+              6.07%             --                --
 *  For the period from the inception of Class I, January 2, 1997, through July 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At July 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $47,287,167 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July 31,
2004, ($30,095,607), July 31, 2005, ($1,857,304), and July 31, 2007,
($5,100,994).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,899 for the period ended January 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,828 for the period ended January 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is not currently imposed, and will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $61,992 for the period ended January 31, 2000. Fees incurred under the distribution plan during the period ended January 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,658 for Class B shares for the period ended January 31, 2000. Fees incurred under the distribution plan during the period ended January 31, 2000, were 1.00% of average daily net assets attributable to Class B shares, on an annualized

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended January 31, 2000, were $8 and $55,067 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $266,728,108 and $319,905,450, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $660,727,916
                                                                 ------------
Gross unrealized depreciation                                    $(31,471,709)
Gross unrealized appreciation                                         235,161
                                                                 ------------
    Net unrealized depreciation                                  $(31,236,548)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                SIX MONTHS ENDED JANUARY 31, 2000          YEAR ENDED JULY 31, 1999
                                ---------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                           10,691,972    $  67,110,410       31,993,681    $ 211,522,023
Shares issued to shareholders in
  reinvestment of distributions        1,420,507        8,994,431        2,848,073       18,841,361
Shares reacquired                    (14,237,243)     (90,132,332)     (39,521,723)    (260,742,840)
                                   -------------    -------------    -------------    -------------
    Net decrease                      (2,124,764)   $ (14,027,491)      (4,679,969)   $ (30,379,456)
                                   =============    =============    =============    =============

Class B Shares
                                SIX MONTHS ENDED JANUARY 31, 2000          YEAR ENDED JULY 31, 1999
                                ---------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                              542,568    $   3,455,472        2,049,005    $  13,625,506
Shares issued to shareholders in
  reinvestment of distributions          228,023        1,447,552          568,645        3,778,588
Shares reacquired                     (5,183,094)     (32,637,353)     (11,091,050)     (73,942,860)
                                   -------------    -------------    -------------    -------------
    Net decrease                      (4,412,503)   $ (27,734,329)      (8,473,400)   $ (56,538,766)
                                   =============    =============    =============    =============

Class I Shares
                                SIX MONTHS ENDED JANUARY 31, 2000          YEAR ENDED JULY 31, 1999
                                ---------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                  223    $       1,427            2,401    $      15,992
Shares issued to shareholders in
  reinvestment of distributions              244            1,552              518            3,417
Shares reacquired                        (10,021)         (63,419)            (997)          (6,628)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)               (9,554)   $     (60,440)           1,922    $      12,781
                                   =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended January 31, 2000, was $2,282. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                   UNREALIZED
DESCRIPTION           EXPIRATION   CONTRACTS     POSITION        DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Notes   March 2000         100         Long            $194,410
                                                                     --------
At January 31, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to [graphic omitted] MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the investment professionals who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                  SECRETARY
J. Atwood Ives+ - Chairman and Chief      Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)            ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner,
Hemenway & Barnes (attorneys)             CUSTODIAN
                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct
Professor, Harvard University Graduate    INVESTOR INFORMATION
School of Business Administration         For information on MFS mutual funds,
                                          call your investment professional or,
Charles W. Schmidt+ - Private Investor    for an information kit, call toll
                                          free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive       from 9 a.m. to 5 p.m. Eastern time
Vice President, Director, and             (or leave a message anytime).
Secretary, MFS Investment Management
                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and Chief   MFS Service Center, Inc.
Executive Officer, MFS Investment         P.O. Box 2281
Management                                Boston, MA 02107-9906

Elaine R. Smith+ - Independent            For general information, call toll
Consultant                                free: 1-800-225-2606 any business day
                                          from 8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman,
North American Management Corp.           For service to speech- or
(investment adviser)                      hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from
INVESTMENT ADVISER                        9 a.m. to 5 p.m. Eastern time. (To
                                          use this service, your phone must be
Massachusetts Financial Services Company  equipped with a Telecommunications
500 Boylston Street                       Device for the Deaf.)
Boston, MA 02116-3741
                                          For share prices, account balances,
DISTRIBUTOR                               exchanges, or stock and bond
                                          outlooks, call toll free:
MFS Fund Distributors, Inc.               1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                       anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                          WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                    www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) GOVERNMENT MORTGAGE FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                   MGM-3  03/00 57M  31/231/831